Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of FS Credit Real Estate Income Trust, Inc. (the “Company”) for the quarter ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), Michael C. Forman, as Chief Executive Officer of the Company, and Christopher Condelles, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
•the Form 10-Q of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
•the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2023

/S/ MICHAEL C. FORMAN
Michael C. Forman
Chief Executive Officer

/S/ CHRISTOPHER CONDELLES
Christopher Condelles
Chief Financial Officer

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